Exhibit 99.1

December 23, 2008

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the comments made regarding us in Item 4.01 of Form 8-K of The National Security Group, Inc., dated December 23, 2008 as contained in the first and second paragraphs of Item 4.01, and are in agreement with those statements.

/s/ Barfield, Murphy, Shank, & Smith, P.C.

Barfield, Murphy, Shank, & Smith, P.C.

Birmingham, Alabama

cc:     Mr. Don Pittman
        Audit Committee Chairman
        The National Security Group, Inc.